                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 23, 2006
                                           ----------------

                              IELEMENT CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       000-29331                 76-0270295
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


17194 Preston Road, Suite 102, PMB 341, Dallas, TX               75248
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (214) 254-3440


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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

The shares were issued in exchange for services rendered and as compensation. The Board of Directors approved the delivery of the shares to each recipient on January 23, 2006, except for the shares issued to John Fox, Donald Kennedy and Stefan Muller which were approved for issuance on December 27, 2005.

---------------------------------------- ---------------- ------------------ ---------------------
SHARES ISSUED TO:                        PER SHARE        NUMBER OF SHARES   AGGREGATE VALUE OF
                                         VALUE            ISSUED             SHARES ISSUED
---------------------------------------- ---------------- ------------------ ---------------------
---------------------------------------- ---------------- ------------------ ---------------------
Duane Morris, LLP                        $.050            880,000            $44,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Palladian Capital Partners,LLC           $.040            2,200,000          $88,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Palladian Capital Partners,LLC           $.040            300,000            $12,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Tim Dean-Smith                           $.050            1,680,000          $84,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Susan Walton                             $.050            400,000            $20,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Jeremy Dean-Smith                        $.050            1,800,000          $90,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Dolphin Capital                          $.050            2,900,000          $145,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Isaac de la Pena                         $.050            150,000            $7,500.00
---------------------------------------- ---------------- ------------------ ---------------------
Misty Starke                             $.040            500,000            $20,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Brett Jensen                             $.035            200,000            $7,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Jeff Wilson                              $.035            714,286            $25,000.01
---------------------------------------- ---------------- ------------------ ---------------------
Vista Capital                            $.070            1,000,000          $70,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Stonegate Ventures                       $.060            1,000,000          $60,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Yock Investments                         $.060            1,000,000          $60,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Jurgen Popp                              $.060            1,000,000          $60,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Global Equity Trading & Finance, Ltd.    $.040            250,000            $10,000.00
---------------------------------------- ---------------- ------------------ ---------------------
John Fox                                 $.050            100,000            $5,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Donald Kennedy                           $.050            20,000             $1,000.00
---------------------------------------- ---------------- ------------------ ---------------------
Stefan Muller                            $.060            1,000,000          $60,000.00
---------------------------------------- ---------------- ------------------ ---------------------

---------------------------------------- ---------------- ------------------ ---------------------
TOTAL                                                     17,094,286         $868,500.01
---------------------------------------- ---------------- ------------------ ---------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006                     IELEMENT CORPORATION
                                           By: /s/ Ivan Zweig
                                           Name: Ivan Zweig
                                           Title: Chief Executive Officer